UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 22, 2008



                                West Marine, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                   0-22512                     77-0355502
   -----------------           ---------------            ------------------
   (State or other               (Commission               (I.R.S. Employer
    jurisdiction of              File Number)               Identification No.)
    incorporation)


                               500 Westridge Drive
                          Watsonville, California 95076
      ---------------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)



                                 (831) 728-2700
                             -----------------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the current report on Form 8-K filed with the Securities and Exchange Commission on July 24, 2008 by amending and superseding Item 2.05 set forth therein in order to provide additional disclosure regarding management's determination of the estimated costs to be incurred in connection with the planned closure of certain stores. At the time of the original Form 8-K filing, we were unable to make such determination. More information regarding our planned closure of underperforming stores, including disclosure regarding the second quarter non-cash impairment charge associated with these stores, appears in the original Form 8-K under Item 2.06.

Item 2.05.        Costs Associated with Exit or Disposal Activities.

As previously disclosed, we believe the U.S. boating industry currently is experiencing a down cycle, which is proving persistent and severe. When the general economy is sluggish, as it has been this year, discretionary spending (such as that on boating supplies) is typically one of the first areas consumers tend to reduce. We believe our business has been adversely impacted by the general economic slowdown and uncertainties in the financial markets. In the first quarter of 2008, our net sales were 10% lower than the comparable period in 2007. Management recognized that its ongoing cost containment initiatives were not sufficient, and we undertook a comprehensive review of our operations to determine how to best position the company to weather this down cycle and to emerge as a strong competitor. As a result of this review, management proposed, and as of July 22, 2008, our board of directors approved, several initiatives, including the closure of both our distribution center located in Hagerstown, Maryland, and our call center located in Largo, Florida, and the closure of 25 to 30 stores.

Management expects that the closure of the Maryland distribution center will reduce costs and increase operating efficiency by increasing capacity utilization and decreasing duplicative inventory stock. Distribution activity previously handled by the Maryland facility will be absorbed by our remaining two distribution centers located in California and South Carolina.

The Maryland distribution center has approximately 41 employees, most of whom will be offered employment at our distribution center in Rock Hill, South Carolina. The Maryland distribution center's closure is expected to be completed by the end of this fiscal year, and employees not electing to relocate will then be terminated.

We expect to record aggregate charges of approximately $2.9 million to $4.0 million in the second half of 2008 related to the closure of the Maryland distribution center. Of this aggregate amount, we expect that between $0.7 million and $1.2 million will be non-cash charges.

Currently anticipated charges associated with the closure of the Maryland distribution center are as follows:

                   ------------------------------------------- -------------------- ----------------------
                                  Description                   Low Estimate        High Estimate
                                                                (in millions)       (in millions)
                   ------------------------------------------- -------------------- ----------------------
                   ------------------------------------------- -------------------- ----------------------
                   Termination benefits                               $0.3                  $0.4
                   ------------------------------------------- -------------------- ----------------------
                   ------------------------------------------- -------------------- ----------------------
                   Impairment of fixed assets                         $0.7                  $1.2
                   ------------------------------------------- -------------------- ----------------------
                   ------------------------------------------- -------------------- ----------------------
                   Building shutdown costs                            $1.7                  $2.2
                   ------------------------------------------- -------------------- ----------------------
                   ------------------------------------------- -------------------- ----------------------
                   Other                                              $0.2                  $0.3
                   ------------------------------------------- -------------------- ----------------------
                   ------------------------------------------- -------------------- ----------------------
                   Total                                              $2.9                  $4.0
                   ------------------------------------------- -------------------- ----------------------


In addition, management expects that the closure of the Florida call center and relocation of these operations to a virtual call center, where we believe the majority of our Florida call center associates will be offered the opportunity to work from their homes, will result in annual cost savings of approximately $0.3 million to $0.5 million. The aggregate costs associated with closure of the call center are estimated to be from $1.0 million to $1.5 million which we expect to recognize in the second half of 2008. Of the aggregate amount, we expect that between $0.7 million and $0.8 million will be non-cash charges, all of which we expect to be recorded in this fiscal year.

Currently, anticipated charges associated with the closure of the Florida call center are as follows:

                ---------------------------------------------- --------------------- ------------------------
                                 Description                     Low Estimate           High Estimate
                                                                 (in millions)          (in millions)
                ---------------------------------------------- --------------------- ------------------------
                ---------------------------------------------- --------------------- ------------------------
                Termination benefits                                    -                     $0.1
                ---------------------------------------------- --------------------- ------------------------
                ---------------------------------------------- --------------------- ------------------------
                Impairment of fixed assets                             $0.7                   $0.8
                ---------------------------------------------- --------------------- ------------------------
                ---------------------------------------------- --------------------- ------------------------
                Building shutdown costs                                $0.3                   $0.5
                ---------------------------------------------- --------------------- ------------------------
                ---------------------------------------------- --------------------- ------------------------
                Other                                                   -                     $0.1
                ---------------------------------------------- --------------------- ------------------------
                ---------------------------------------------- --------------------- ------------------------
                Total                                                  $1.0                   $1.5
                ---------------------------------------------- --------------------- ------------------------


Finally, with respect to estimates for closing underperforming stores, management anticipates costs to be in the range of $5.0 million to $6.6 million, most of which will be cash charges. Currently anticipated charges associated with store closures are as follows:

                   ------------------------------------------- -------------------- ----------------------
                                  Description                   Low Estimate            High Estimate
                                                                (in millions)           (in millions)
                   ------------------------------------------- -------------------- ----------------------
                   ------------------------------------------- -------------------- ----------------------
                   Termination benefits                                 -                   $0.1
                   ------------------------------------------- -------------------- ----------------------
                   ------------------------------------------- -------------------- ----------------------
                   Occupancy obligations                              $4.1                  $5.5
                   ------------------------------------------- -------------------- ----------------------
                   ------------------------------------------- -------------------- ----------------------
                   Other                                              $0.9                  $1.0
                   ------------------------------------------- -------------------- ----------------------
                   ------------------------------------------- -------------------- ----------------------
                   Total                                              $5.0                  $6.6
                   ------------------------------------------- -------------------- ----------------------


Special Note Regarding Forward-Looking Statements

This report includes "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include, among other things, statements that relate to the closure of our Maryland distribution center, our Florida call center, and certain underperforming stores, and the currently expected charges to be incurred in connection therewith, as well as facts and assumptions underlying these expectations. Actual results may differ materially from the preliminary expectations expressed or implied in these forward-looking statements due to various risks, uncertainties or other factors, including any additional facts or actions that may arise from management's further review and assessment of the impact of the anticipated closures. Risk factors that may affect our earnings in the future include those set forth in the Form 10-K for the fiscal year ended December 29, 2007. Except as required by applicable law, we assume no responsibility to update any forward-looking statements as a result of new information, future events or otherwise.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               WEST MARINE, INC.



Date:  August 4, 2008          By: /s/ Thomas R. Moran
                                   ----------------------------------------
                                   Thomas R. Moran
                                   Senior Vice President and
                                   Chief Financial Officer